                                                                  EXHIBIT 10.241

                                 SCHEDULE NO. 5
                    Schedule of Indebtedness and Collateral


To Master Security Agreement dated April 5, 2000, between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 South 40th Street                 Phoenix             AZ      85040
-------------------------------------------------------------------------------
Address                                City                State   Zip Code


Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

See Schedule "A" Consisting of Two (2) pages attached hereto and made a part hereof.

















2095A (8/00) Schedule of Indebtedness and Collateral - Precomputed Interest:
             Fixed Rate

             Attach to Master Security Agreement 2094.              Page 1 of 2

Debtor promises to pay Secured Party the total sum of $26,030.88 which represents principal and interest precomputed over the term hereof, payable in 36 (total number) combined principal and interest payments of $723.08 each commencing on ___________________ and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

SPECIAL PROVISIONS.

If this Schedule of Indebtedness is prepaid prior to the date provided for repayment in the Schedule of Indebtedness, the Debtor agrees to pay the following fees: During the first loan year; No Prepayment Allowed; during the second loan year -- 5% of the then unpaid balance; during the third loan year -- 4% of the then unpaid balance.



Accepted ____________________________

Secured Party:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By ___________________________ Title ______________________________

Executed on 6/30/03

Debtor:

Ready Mix, Inc.
___________________________________________________________________
Name of individual, corporation or partnership


By  Clint Tryon             Title Sec/Treas.









        2095A (8/00) Schedule of Indebtedness and Collateral -
                   Precomputed Interest: Fixed Rate
              Attach to Master Security Agreement 2094.              Page 2 of 2

                                  SCHEDULE "A"

This Schedule "A" attached to and made a part of Schedule of Indebtedness and Collateral No. 5 dated 6-30-03 to Master Security Agreement dated April 5, 2000, between Ready Mix, Inc., as Debtor and The CIT Group/Equipment Financing, Inc., as Secured Party.

--------------------------------------------------------------------------------
ITEM NUMBER                             DESCRIPTION
--------------------------------------------------------------------------------
221-2207            PowerEdge 1600SC 2 4GHz/512K 533MHz FSB Xeon
311-2456            2nd Processor 2.4GHz/512K 533MHz FSB Xeon, PowerEdge 1600SC
311-1944            4GB DDR.200MHz,4X1GB DIMMS
310-3281            No Keyboard Option
320-0058            No Monitor Option
340-8379            73GB 15K RPM Ultra 320 SCSI Hard Drive
340-7081            PERC3-SC, 32MB, 1 Internal Channel
340-7080            3.5 in, 1.44MB, Integrated Floppy Drive, PowerEdge 1600SC
420-0236            Windows 2000 Server, 5 Client Access Licenses, English, for
                     PowerEdge
310-0024            Mouse Option None
430-0488            On board Network Adapter
340-7299            PowerVault 110T, DLTVS80 Tape Backup, 40/80GB, Half Height,
                     No Controller, Internal
313-1990            48X IDE CD-RW/DVD ROM Internal Drive, PowerEdge SC 600/1600
310-1989            No Hard Copy Documentation
340-8379            73GB 15K RPM Ultra 320 SCSI Hard Drive
340-7140            C16 Add-In SCSI card for Hot Plug SCSI Hard Drives, RAID 5,
                     Min 3 Hot Plug SCSI HDDRequired
340-7294            1X6 Hot-Pluggable Backplane, P
310-1865            Redundant Power Supply, PowerEdge 1600SC
340-8379            73GB 15K RPM Ultra 320 SCSI Hard Drive
950-8270            *Type 1 Contract - Same Day 4-Hour 5x10 Parts and Labor
                     On-Site Response Initial Year
950-5272            *Type 1 Contract - Same Day 4-Hour 5x10 Parts and Labor
                     On-Site Response, 2YR Extended
900-9997            *On-Site Installation Declined

System Service Tags 9MVMW21

460-6508            OptiPlex GX260T, 2.66GHz, P4, 533FSB, 512K Cache, Gray Small
                     Minitower Base
311-1713            512MB, Non-ECC, 266MHz DDR, 2x256, GX260
310-1515            Dell PS/2 Keyboard in Gray, No Hot Keys, Optiplex
320-3704            No Monitor Selected, OptiPlex
320-0434            32MB, ATI, Radeon VE, VGA, 1 or 2 Monitor Graphics Card,
                     GX260 Small Minitower
340-6089            40GB EIDE, 7200 RPM, ATA/100 Hard Drive, GX260
340-6286            3.5 inch, 1.44MB, Floppy Drive GX260
420-2119            Windows XP, Professional Version, Service Pack 1, NTFS
                     CD, English, OptiPlex
310-1301            Dell PS/2.2-button mouse, OptiPlex, Gray
430-0353            Integrated Intel Gibabit NIC 10/100/1000 with Alert
                     Standards Format, GX260/GX270
313-1159            48X CD-ROM, EIDE, Small Desktop or Minitower, GX260
313-8170            Integrated Sound Blaster Compatible AC97 Sound, OptiPlex
385-1234            Readyware Installation Fee
412-1203            MS Office Small Business XP CD with Docs, English, OEM
                     Package
461-7110            Adobe Acrobat 5.0 Retail Package, English, CD w/Docs,
                     Factory installed, RLOS Bundle w/Office
900-1470            *Type 3 Contract - Next Business Day Parts and Labor
                     On-Site Response, Initial Year
900-1472            *Type 3 Contract - Next Business Day Parts and Labor
                     On-Site Response, 2YR Extended
900-9987            *Standard On-Site Installation Declined
                     $100.00 DISCOUNT
System Service Tags CFSNW21

460-6508            OptiPlex GX260T, 2.66GHz, P4, 533FSB.512K Cache, Gray Small
                     Minitower Base
311-1713            512MB, Non-ECC, 266MHz DDR, 2x256, GX260
310-1515            Dell PS/2 Keyboard in Gray, No Hot Keys, Optiplex
320-3704            No Monitor Selected, OptiPlex
320-0428            Integrated Video - Intel DVMT, GX260/GX270
340-6089            40GB EIDE, 7200 RPM, ATA/100 Hard Drive, GX260
340-6286            3.5 inch, 1.44MB, Floppy Drive GX260
420-2119            Windows XP, Professional Version, Service Pack, 1 NTFS
                     CD, English, OptiPlex
310-1301            Dell PS/2 2-button mouse, OptiPlex, Gray
430-0353            Integrated Intel Gibabit NIC, 10/100/1000 with Alert
                     Standards Format, GX260/GX270
313-1159            48X CD-ROM, EIDE, Small Desktop or Minitower, GX260
313-8170            Integrated Sound Blaster Compatible AC97 Sound OptiPlex
365-1234            Readyware Installation Fee
412-1203            MS Office Small Business XP, CD with Docs, English, OEM
                     Package
461-7110            Adobe Acrobat 5.0 Retail Package English, CD w/Docs, Factory
                     Installed RLOB Bundle w/Office
900-1470            *Type 3 Contract - Next Business Day Parts and Labor
                     On-Site Response Initial Year
900-1472            *Type 3 Contract - Next Business Day Parts and Labor
                      On-Site Response, 2YR Extended
900-9987            *Standard On-Site Installation Declined
                     $500.00 DISCOUNT
System Service Tags FQSNW21, JQSNW21, 2RSNW21, 4RSNW21, 6RSNW21

320-0469            Dell UltraSharp 1800FP, Flat Panel Monitor, 18 inch (18.1
                     Inch Viewable Image Size), Gray, Customer Install
320-0542            Dell E151FPp, Flat Panel Monitor, 15.0 Inch Viewable Image
                     Size, Optiplex, Gray, Customer Install
221-0502            PowerConnect 3048, Managed Switch, 48 Port 10/100 Fast
                     Ethernet and 4 Port 1000
950-1570            *Type 6 Contract - Next Business Day Parts Delivery
                     Initial Year
950-1572            *Type 6 Contract - Next Business Day Parts Delivery
                     2YR Extended
System Service Tags 813NC21

A0053821            Firebox SOHO 6 Firewall - 10 User License
761733-4            Firebox SOHO Firewall License Upgrade to 25U W2K/NT
456327-4            Windows 2000 Server
                    $260.09 DISCOUNT
                    SN#6061099752564

456337-4            Windows 2000 Server - 5 Client Access Licenses

960160              Open Business License for Microsoft SQL Server 2000 Standard
                     Edition
960165              Open Business License for Microsoft SQL OAL 2000
AQ100953            SQL Svr Standard Edtn 2000 English Disk Kit MVL CD N
                     228-012 65

And all additions, substitutions, attachments, replacements and accessions thereof, plus the proceeds of the foregoing.

Debtor:

Ready Mix, Inc.

By /s/ Clint Tryon            Title     Sec/Treas.
  ---------------------------      -------------------------

Secured Party:

The CIT Group/Equipment Financing, Inc.

By                            Title
  ---------------------------      -------------------------